UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2017
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 22, 2017, the board of directors of Forest City Realty Trust, Inc. (the “Company”) declared a quarterly dividend of $0.14 per share of the Company’s issued and outstanding Class A Common Stock, par value $0.01 per share (“Common Stock”), payable on September 18, 2017 to holders of record of Common Stock as of the close of business on September 5, 2017.

A copy of the press release announcing the quarterly dividend is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description
99.1	—	Press Release, dated August 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	August 22, 2017

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Press Release, dated August 22, 2017